Exhibit 99.1

Microsoft Cloud and AI Strength Drives First Quarter Results

REDMOND, Wash. — October 29, 2025 — Microsoft Corp. today announced the following results for the quarter ended September 30, 2025, as compared to the corresponding period of last fiscal year:

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Revenue was $77.7 billion and increased 18% (up 17% in constant currency)
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Operating income was $38.0 billion and increased 24% (up 22% in constant currency)
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Net income, on a GAAP basis, was $27.7 billion and increased 12%, and on a non-GAAP basis was $30.8 billion and increased 22% (up 21% in constant currency)
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Diluted earnings per share, on a GAAP basis, was $3.72 and increased 13%, and on a non-GAAP basis was $4.13 and increased 23% (up 21% in constant currency)
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Non-GAAP results exclude the impact from investments in OpenAI, explained in the Non-GAAP Definition section below

“Our planet-scale cloud and AI factory, together with Copilots across high value domains, is driving broad diffusion and real-world impact,” said Satya Nadella, chairman and chief executive officer of Microsoft. “It’s why we continue to increase our investments in AI across both capital and talent to meet the massive opportunity ahead.”

“We delivered a strong start to the fiscal year, exceeding expectations across revenue, operating income, and earnings per share,” said Amy Hood, executive vice president and chief financial officer of Microsoft. “Continued strength in the Microsoft Cloud reflects the growing customer demand for our differentiated platform.”

The following table reconciles our financial results reported in accordance with generally accepted accounting principles (GAAP) to non-GAAP financial results. Additional information regarding our non-GAAP definition is provided below. All growth comparisons relate to the corresponding period in the last fiscal year.

	Three Months Ended September 30,

($ in millions, except per share amounts)	Net Income	Diluted Earnings per Share

2024 As Reported (GAAP)	$24,667	$3.30
Impact from investments in OpenAI	523	0.07
2024 As Adjusted (non-GAAP)	$25,190	$3.37
2025 As Reported (GAAP)	$27,747	$3.72
Impact from investments in OpenAI	3,086	0.41
2025 As Adjusted (non-GAAP)	$30,833	$4.13
Percentage Change Y/Y (GAAP)	12%	13%
Percentage Change Y/Y Constant Currency	11%	11%
Percentage Change Y/Y (non-GAAP)	22%	23%
Percentage Change Y/Y (non-GAAP) Constant Currency	21%	21%

Business Highlights

Microsoft Cloud revenue was $49.1 billion and increased 26% (up 25% in constant currency), and commercial remaining performance obligation increased 51% to $392 billion.

Revenue in Productivity and Business Processes was $33.0 billion and increased 17% (up 14% in constant currency), with the following business highlights:

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Microsoft 365 Commercial cloud revenue increased 17% (up 15% in constant currency)
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Microsoft 365 Consumer cloud revenue increased 26% (up 25% in constant currency)

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LinkedIn revenue increased 10% (up 9% in constant currency)
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Dynamics 365 revenue increased 18% (up 16% in constant currency)

Revenue in Intelligent Cloud was $30.9 billion and increased 28% (up 27% in constant currency), with the following business highlights:

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Azure and other cloud services revenue increased 40% (up 39% in constant currency)

Revenue in More Personal Computing was $13.8 billion and increased 4%, with the following business highlights:

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Windows OEM and Devices revenue increased 6%
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Xbox content and services revenue increased 1% (relatively unchanged in constant currency)
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Search and news advertising revenue excluding traffic acquisition costs increased 16% (up 15% in constant currency)

Microsoft returned $10.7 billion to shareholders in the form of dividends and share repurchases in the first quarter of fiscal year 2026.

Business Outlook

Microsoft will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Quarterly Highlights, Product Releases, and Customer Stories

Every quarter Microsoft delivers hundreds of products, services, and enhancements. These releases are driven by years of significant research and development investments, to empower customers with greater productivity, security, and differentiated value.

This momentum is reflected in stories that showcase how our technology is shaping industries and driving customer success. We share innovation updates on our product blogs across Azure, Microsoft 365, and more on our Official Microsoft blog.

Webcast Details

Satya Nadella, chairman and chief executive officer, Amy Hood, executive vice president and chief financial officer, Alice Jolla, chief accounting officer, Keith Dolliver, corporate secretary and deputy general counsel, and Jonathan Neilson, vice president of investor relations, will host a conference call and webcast at 2:30 p.m. Pacific time (5:30 p.m. Eastern time) today to discuss details of the company’s performance for the quarter and certain forward-looking information. To access the earnings call, dial (877) 407-0666 or +1-201-689-8023 for international. The webcast will be available at http://www.microsoft.com/en-us/investor for replay through the close of business on September 30, 2026.

Non-GAAP Definition

Impact from investments in OpenAI. In the first quarter of fiscal year 2026, net income and diluted earnings per share were impacted by losses from investments in OpenAI, which resulted in a decrease in net income and diluted earnings per share of $3.1 billion and $0.41, respectively. In the first quarter of fiscal year 2025, net income and diluted earnings per share were impacted by losses from investments in OpenAI, which resulted in a decrease in net income and diluted earnings per share of $523 million and $0.07, respectively.

Microsoft has provided non-GAAP financial measures related to the impact from investments in OpenAI to aid investors in better understanding our performance. Microsoft believes these non-GAAP measures assist investors by providing additional insight into its operational performance and help clarify trends affecting its business. For comparability of reporting, management considers non-GAAP measures in conjunction with GAAP financial results in evaluating business performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Constant Currency

Microsoft presents constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. All growth comparisons relate to the corresponding period in the last fiscal year. Microsoft has provided this non-GAAP financial information to aid investors in better understanding our performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Financial Performance Constant Currency Reconciliation

	Three Months Ended September 30,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share

2024 As Reported (GAAP)	$65,585	$30,552	$24,667	$3.30
2024 As Adjusted (non-GAAP)	$65,585	$30,552	$25,190	$3.37
2025 As Reported (GAAP)	$77,673	$37,961	$27,747	$3.72
2025 As Adjusted (non-GAAP)	$77,673	$37,961	$30,833	$4.13
Percentage Change Y/Y (GAAP)	18%	24%	12%	13%
Percentage Change Y/Y (non-GAAP)	18%	24%	22%	23%
Constant Currency Impact	$1,015	$730	$430	$0.06
Percentage Change Y/Y Constant Currency	17%	22%	11%	11%
Percentage Change Y/Y (non-GAAP) Constant Currency	17%	22%	21%	21%

Segment Revenue Constant Currency Reconciliation

	Three Months Ended September 30,

($ in millions)	Productivity and Business Processes	Intelligent Cloud	More Personal Computing

2024 As Reported (GAAP)	$28,317	$24,092	$13,176
2025 As Reported (GAAP)	$33,020	$30,897	$13,756
Percentage Change Y/Y (GAAP)	17%	28%	4%
Constant Currency Impact	$656	$251	$107
Percentage Change Y/Y Constant Currency	14%	27%	4%

Selected Product and Service Revenue Constant Currency Reconciliation

	Three Months Ended September 30, 2025

	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency

Microsoft Cloud	26%	(1)%	25%
Commercial remaining performance obligation	51%	0%	51%
Microsoft 365 Commercial cloud	17%	(2)%	15%
Microsoft 365 Consumer cloud	26%	(1)%	25%
LinkedIn	10%	(1)%	9%
Dynamics 365	18%	(2)%	16%
Azure and other cloud services	40%	(1)%	39%
Windows OEM and Devices	6%	0%	6%
Xbox content and services	1%	(1)%	0%
Search and news advertising excluding traffic acquisition costs	16%	(1)%	15%

About Microsoft

Microsoft (Nasdaq “MSFT” @microsoft) creates platforms and tools powered by AI to deliver innovative solutions that meet the evolving needs of our customers. The technology company is committed to making AI available broadly and doing so responsibly, with a mission to empower every person and every organization on the planet to achieve more.

Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

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intense competition in all of our markets that could adversely affect our results of operations;
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focus on cloud-based and AI services presenting execution and competitive risks;
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significant investments in products and services that may not achieve expected returns;
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acquisitions, joint ventures, and strategic alliances that could have an adverse effect on our business;
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cyberattacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position;
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disclosure and misuse of personal data that could cause liability and harm to our reputation;
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the possibility that we may not be able to protect information in our products and services from use by others;
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abuse of our advertising, professional, marketplace, or gaming platforms that may harm our reputation or user engagement;
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products and services, how they are used by customers, and how third-party products and services interact with them, presenting security, privacy, and execution risks;
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issues about the use of AI in our offerings that may result in reputational or competitive harm, or liability;
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excessive outages, data losses, and disruptions of our online services if we fail to maintain an adequate operations infrastructure;
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supply or quality problems;
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potential consequences of new, existing, and evolving legal and regulatory requirements;
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claims against us that could result in adverse outcomes in legal disputes;
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uncertainties relating to our business with government customers;

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additional tax liabilities;
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an inability to protect and utilize our intellectual property may harm our business and operating results;
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claims that Microsoft has infringed the intellectual property rights of others;
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damage to our reputation or our brands that may harm our business and results of operations;
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adverse economic or market conditions that could harm our business;
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catastrophic events or geopolitical conditions, such as the COVID-19 pandemic, that could disrupt our business;
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exposure to increased economic and operational uncertainties from operating a global business, including the effects of foreign currency exchange; and
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the dependence of our business on our ability to attract and retain talented employees.

For more information about risks and uncertainties associated with Microsoft’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Microsoft’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Microsoft’s Investor Relations department at (800) 285-7772 or at Microsoft’s Investor Relations website at http://www.microsoft.com/en-us/investor.

All information in this release is as of September 30, 2025. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

For more information, press only:

Microsoft Media Relations, WE Communications for Microsoft, (425) 638-7777, rrt@we-worldwide.com

For more information, financial analysts and investors only:

Jonathan Neilson, Vice President, Investor Relations, (425) 706-4400

Note to editors: For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://www.microsoft.com/news. Web links, telephone numbers, and titles were correct at time of publication, but may since have changed. Shareholder and financial information is available at http://www.microsoft.com/en-us/investor.

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts) (Unaudited)

	Three Months Ended September 30,
	2025	2024

Revenue:
Product	$15,922	$15,272
Service and other	61,751	50,313

Total revenue	77,673	65,585

Cost of revenue:
Product	2,922	3,294
Service and other	21,121	16,805

Total cost of revenue	24,043	20,099

Gross margin	53,630	45,486
Research and development	8,146	7,544
Sales and marketing	5,717	5,717
General and administrative	1,806	1,673

Operating income	37,961	30,552
Other expense, net	(3,660)	(283)

Income before income taxes	34,301	30,269
Provision for income taxes	6,554	5,602

Net income	$27,747	$24,667

Earnings per share:
Basic	$3.73	$3.32
Diluted	$3.72	$3.30

Weighted average shares outstanding:
Basic	7,433	7,433
Diluted	7,466	7,470

COMPREHENSIVE INCOME STATEMENTS

(In millions) (Unaudited)

	Three Months Ended
	September 30,
	2025	2024

Net income	$27,747	$24,667

Other comprehensive income (loss), net of tax:
Net change related to derivatives	(3)	(10)
Net change related to investments	687	1,114
Translation adjustments and other	(98)	304

Other comprehensive income	586	1,408

Comprehensive income	$28,333	$26,075

BALANCE SHEETS

(In millions) (Unaudited)

	September 30, 2025	June 30, 2025

Assets
Current assets:
Cash and cash equivalents	$28,849	$30,242
Short-term investments	73,163	64,323

Total cash, cash equivalents, and short-term investments	102,012	94,565
Accounts receivable, net of allowance for doubtful accounts of $687 and $944	52,894	69,905
Inventories	1,130	938
Other current assets	33,030	25,723

Total current assets	189,066	191,131
Property and equipment, net of accumulated depreciation of $98,880 and $93,653	230,861	204,966
Operating lease right-of-use assets	24,791	24,823
Equity and other investments	11,465	15,405
Goodwill	119,497	119,509
Intangible assets, net	21,236	22,604
Other long-term assets	39,435	40,565

Total assets	$636,351	$619,003

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$32,580	$27,724
Current portion of long-term debt	7,832	2,999
Accrued compensation	9,201	13,709
Short-term income taxes	3,655	7,211
Short-term unearned revenue	58,987	64,555
Other current liabilities	22,741	25,020

Total current liabilities	134,996	141,218
Long-term debt	35,376	40,152
Long-term income taxes	26,569	25,986
Long-term unearned revenue	2,546	2,710
Deferred income taxes	2,852	2,835
Operating lease liabilities	17,348	17,437
Other long-term liabilities	53,588	45,186

Total liabilities	273,275	275,524

Commitments and contingencies
Stockholders' equity:
Common stock and paid-in capital - shares authorized 24,000; outstanding 7,434 and 7,434	110,964	109,095
Retained earnings	254,873	237,731
Accumulated other comprehensive loss	(2,761)	(3,347)

Total stockholders' equity	363,076	343,479

Total liabilities and stockholders' equity	$636,351	$619,003

CASH FLOWS STATEMENTS

(In millions) (Unaudited)

	Three Months Ended
	September 30,
	2025	2024

Operations
Net income	$27,747	$24,667
Adjustments to reconcile net income to net cash from operations:
Depreciation, amortization, and other	13,061	7,383
Stock-based compensation expense	2,983	2,832
Net recognized gains on investments and derivatives	(1,007)	(125)
Deferred income taxes	2,491	(1,433)
Changes in operating assets and liabilities:
Accounts receivable	16,490	14,037
Inventories	(192)	(373)
Other current assets	(1,162)	(82)
Other long-term assets	(394)	(1,761)
Accounts payable	(614)	(916)
Unearned revenue	(5,418)	(5,553)
Income taxes	(2,944)	1,016
Other current liabilities	(5,507)	(5,479)
Other long-term liabilities	(477)	(33)

Net cash from operations	45,057	34,180

Financing
Repayments of debt, maturities of 90 days or less	0	(5,746)
Repayments of debt	0	(966)
Common stock issued	689	706
Common stock repurchased	(5,650)	(4,107)
Common stock cash dividends paid	(6,169)	(5,574)
Other, net	(669)	(889)

Net cash used in financing	(11,799)	(16,576)

Investing
Additions to property and equipment	(19,394)	(14,923)
Acquisition of companies, net of cash acquired and divestitures, and purchases of intangible and other assets	(578)	(1,849)
Purchases of investments	(17,671)	(1,620)
Maturities of investments	6,031	2,136
Sales of investments	3,262	1,968
Other, net	(6,209)	(913)

Net cash used in investing	(34,559)	(15,201)

Effect of foreign exchange rates on cash and cash equivalents	(92)	122

Net change in cash and cash equivalents	(1,393)	2,525
Cash and cash equivalents, beginning of period	30,242	18,315

Cash and cash equivalents, end of period	$28,849	$20,840

SEGMENT RESULTS

(In millions) (Unaudited)

	Three Months Ended
	September 30,
	2025	2024

Productivity and Business Processes

Revenue	$33,020	$28,317
Cost of revenue	5,721	5,294
Operating expenses	6,892	6,507

Operating income	$20,407	$16,516

Intelligent Cloud

Revenue	$30,897	$24,092
Cost of revenue	12,314	8,614
Operating expenses	5,192	4,975

Operating income	$13,391	$10,503

More Personal Computing

Revenue	$13,756	$13,176
Cost of revenue	6,008	6,191
Operating expenses	3,585	3,452

Operating income	$4,163	$3,533

Total

Revenue	$77,673	$65,585
Cost of revenue	24,043	20,099
Operating expenses	15,669	14,934

Operating income	$37,961	$30,552